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                                                                   EXHIBIT 10.15

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INDUSTRIAL & COMMERCIAL REAL ESTATE

                  This Lease, executed in duplicate at Palo Alto, California, this 28 day of September, 1999

PARTIES           by and between

                  Kifer Investment Co.

                  and

                  Cobalt Networks, Inc., a California corporation

                  hereinafter called respectively Lessor and Lessee, without regard to number or gender.

PREMISES 1. Witnesseth: That Lessor hereby leases to Lessee, and Lessee hires from Lessor, those certain premises, hereinafter in this lease designated as "the Premises," with the appurtenances, situated in the City of Mountain View, County of Santa Clara, State of California, and more particularly described as follows, to-wit:

                  An approximate 29,842 square foot industrial building commonly referred to as 515 Ellis Street.

USE 2. The Premises shall be used and occupied by Lessee for the purpose of general office, sales, service, engineering, research & development, manufacturing and any related lawful purpose in conformity to municipal zoning requirements and any CC&R applicable to the property and for no other purpose without the prior written consent of Lessor.

TERM 3. The term shall be for four (4 years) 48 months, commencing on the 1st day of April, 2000 and terminating on the 31st day of March 2004.

RENTAL 4. Rent shall be payable to the Lessor without deduction or offset initially at 2500 E1 Camino Real, Palo Alto, CA 94306 or at such place or places as may be designated from time to time by the Lessor as follows:

                  Twenty Thousand and NO/100ths Dollars ($20,000.000), due upon execution of this Lease representing partial rental due April 1, 2000. An additional Fifty Thousand One Hundred Twenty Eight and 70/100ths Dollars ($50,128.70 shall be due on April 1, 2000. Seventy Thousand One Hundred Twenty Eight and 70/100ths dollars ($70,128.70) shall be due on May 1, 2000 and on the first day of each and every month through March 1, 2001. Seventy Three Thousand One Hundred Twelve and 90/100ths Dollars ($73,112.90) shall be due on April 1, 2001 and on the first day of each and every month through March 1, 2002. Seventy Six Thousand Ninety Seven and 10/100ths Dollars ($76,097.10) shall be due on April 1, 2002 and on the first day of each and every month through March 1, 2003. Seventy Nine Thousand Eighty One and 30/100ths Dollars ($79,081.30) shall be due on April 1, 2003 and on the first day of each and every month through March 1, 2004.

SECURITY 5. On April 1, 2000 Lessee shall deposit with Lessor Seventy Nine Thousand Eighty One Dollars and
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DEPOSIT           .30/100ths  ($79,081.30)  as  security  for the full and
                  faithful performance of each and every term, provision, covenant and condition of this Lease. In the event Lessee defaults in respect of any of the terms, provisions, covenants or conditions of this Lease, including, but not limited to the payment of rent, Lessor may use, apply or retain the whole or any part of such security for the payment of any rent in default or for any other sum which Lessor may spend or be required to spend by reason of Lessee's default. Should Lessee faithfully and fully comply with all of the terms, provisions, covenants and conditions of this Lease, the security of any balance thereof shall be returned to Lessee or, at the option of Lessor, to the last assignee of Lessee's interest in this Lease at the expiration of the term hereof. Lessee shall not be entitled to any interest on said security deposit.

POSSESSION        6.  If  Lessor,  for any  reason  whatsoever,  cannot  deliver possession of the Premises to Lessee at the commencement of the said term, as hereinbefore specified, this Lease shall not be void or voidable, nor shall Lessor, or Lessor's agents, be liable to Lessee for any loss or damage resulting therefrom;
                  but in that event the commencement and termination dates of the Lease and all other dates affected thereby shall be revised to conform to the date of Lessor's delivery of possession. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed Thirty (30) days from the commencement date herein. If the period of delay of delivery exceeds the foregoing, Lessee, at his or it's option, may declare this Lease null and void.

ACCEPTANCE        7. By entry  hereunder,  the Lessee  accepts the Premises as
OF                being in good and  satisfactory  condition,  unless  within
PREMISES          Sixty  (60) days after such  entry  Lessee  shall give  Lessor
AND               written notice  specifying in reasonable  detail the
CONSENT TO        respects  in  which  the  Premises  were  not in  satisfactory
SURRENDER         condition,  and Lessor shall promptly  repair such items.
                  The Lessee  agrees on the last day of the term  hereof,  or on sooner  termination of this Lease,  to surrender the Premises, together with all  alterations,  additions,  and  improvements which have been made in, to, or on the  Premises  by Lessor or
                  Lessee,  unto Lessor in the same good condition as at Lessee's entry into the  Premises  excepting  for such wear and tear as would be normal for the period of the Lessee's occupancy, Acts
                  of  God,  casualty,  condemnation,   hazardous  materials  not
                  stored,  used or  disposed of by Lessee and  alterations  with respect to which Lessor has not required removal.  The Lessee, on or before the end of the term or sooner termination of this
                  Lease,  shall remove all Lessee's  personal property and trade fixtures  from the Premises and all property not removed shall be deemed  abandoned  by the  lessee.  If the  Premises be not surrendered  at the end of term or sooner  termination of this
                  Lease,  the Lessee shall  indemnify the Lessor against loss or
                  liability   resulting   from   delay  by  the   Lessee  in  so
                  surrendering the Premises including, without, limitation, any claims made by any succeeding tenant founded on such delay.

USES              8. Lessee shall not commit,  or permit to be committed,  any
PROHIBITED        waste upon the Premises, or any nuisance,or other act or thing which may disturb the quiet enjoyment of any other tenant in or around the buildings in which the Premises may be located, or allow any sale by auction upon the Premises, or allow the premises to be used for any unlawful purpose, or place any loads upon the floor, walls, or roof which endanger the structure, or place any harmful liquids in the drainage system of the building. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside of the building proper. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the buildings proper.

ALTERATIONS       9. Except for  nonstructural alterations not exceeding Seventy
AND               Five Hundred Dollars ($7500.00) per work of improvement, the
ADDITIONS         Lessee shall make no alterations,  additions,  or improvements to the Premises or any part thereof  without  first  obtaining the prior  written  consent of the Lessor,  which shall not be unreasonably  withheld or delayed.  The Lessor may impose as a condition to the aforesaid consent such requirements as Lessor
                  may  reasonably   deem   necessary  in  Lessor's   discretion,
                  including without  limitation  thereto the manner in which the work is done,  a right of approval of the  contractor  by whom the  work  is to be  performed  which  approval  shall  not be unreasonably withheld or delayed, the times during which it is to be  accomplished,  and the  requirement  that upon  written request  of  Lessor  made at the  time  that  Lessee  requests
                  consent  to  such,   prior  to  :the   expiration  or  earlier
                  termination  of  the  Lease,  Lessee  will  remove  any or all
                  improvements  or  additions  to  the  Premises   installed  at
                  Lessee's   expense.   All  such   alterations,   additions  or
                  improvements   not  specified  to  be  removed  shall  at  the
                  expiration or earlier termination of the lease become property of the  Lessor  and remain  upon and be  surrendered  with the
                  Premises. All movable furniture,  business and trade fixtures, or machinery and equipment shall remain in the property of the
                  Lessee and may be removed by the Lessee at any time during the
                  Lease
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                  term when  Lessee is not in  default  beyond  applicable  cure period. Items which are not to be deemed as movable furniture, business and trade fixtures,  or machinery and equipment shall
                  include   heating,    lighting,    electrical   systems,   air
                  conditioning, hard wall partitioning,  carpeting, or any other
                  installation   which  has  become  an  integral  part  of  the
                  Premises.  The  Lessee  will at all times  permit  notices  of non-responsibility to be posted and to remain posted until the
                  completion  of  alterations  or  additions   which  have  been
                  approved by the Lessor.

MAINTE-           10.  Subject to the  Memorandum  of  Understanding,  Lessee
NANCE OF          shall, at Lessee's  sole cost,  keep and maintain the Premises
PREMISES          and appurtenances and every  part thereof,  including  but not limited  to,  glazing,  sidewalks,  parking  areas,  plumbing,
                  electrical    systems,    heating    and   air    conditioning
                  installations,  any store front,  roof covering - unless it is not  feasible to repair the existing  roof  coveting and a new roof is  required,  and the  interior of the  Premises in good order, condition, and repair. Lessor at the Lessor's sole cost and expense  shall  maintain  the  exterior of the walls,  and structural portions of the roof, foundations, walls and floors except  for any  repairs  caused  by the  wrongful  act of the
                  Lessee and Lessee's  agents.  The Lessor will replace the roof
                  covering   if   repairs  to  said   coveting   are  no  longer
                  economically feasible in the judgement of roofing experts, and provided said replacement is not made necessary by acts of the Lessee and Lessee's agents. The Lessee shall water, maintain and replace, when necessary, any shrubbery and landscaping provided by the Lessor on the Premises. The Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Lessee the right to make repairs at Lessor's expense or to terminate this Lease became of Lessor's failure to keep the Premises in good order, conditions or repair.

FIRE AND          11. See revised insurance clause attached.
EXTENDED
COVERAGE
INSURANCE
AND
SUBROGATION

ABANDON-          12. Lessee shall not vacate or abandon the Premises while in
MENT              default of it's  obligation  to pay rent;  and if Lessee shall abandon, vacate, or surrender, the Premises while in default of it's obligation to pay rent, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed abandoned, at the option of the Lessor, except such property as may be mortgaged to Lessor.

FREE FROM         13.  Lessee  shall keep the  Premises  and the  property  in
LIENS             which the Premises  are  situated,  free  from  any lien
                  arising out of any work performed, materials furnished, or obligations incurred by Lessee.

COMPLIANCE        14.  As  of  commencement  date,  Premises  is  in  compliance
WITH              with applicable law. Lessee shall, at his sole cost and
GOVERN-           expense, comply will all the requirements of all Municipal,
MENTAL            State, and Federal authorities, which may  hereafter be in
REGULATIONS       force,  pertaining  to the Lessee's  particular  use of the
                  Premises and shall faith- fully observe in the use of the Premises all Municipal ordinances and State and Federal statutes now in force or which may hereafter be in force. The judgement of any court of competent jurisdiction, or the admission of Lessee in any action or proceeding against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any such ordinance or statute in the use of the Premises, shall be conclusive of the fact as between Lessor and Lessee. With respect to cost incurred to comply with laws of applicability to owners of commercial property in general, Lessor shall pay such costs, amortized over the useful life of the improvement and Lessee shall pay the Lessor the amortized costs falling due during the term as extended on a monthly basis.

INDEMNI-          15. The Lessee,  as a material part of the consideration to be
FICATION OF       rendered to the Lessor, hereby waives all  claims  against the
LESSOR AND        Lessor for damages to goods, wares, and merchandise, and all
LESSEE'S          other personal property in, upon, or about the Premises and
LIABILITY         for injuries to persons in or about the Premises,  from any
INSURANCE         cause arising at any time, excepting claims arising from the
                  Lessor's  negligence  or  willful  misconduct  or that of it's agent, employees, or contractors, and the Lessee will hold the
                  Lessor  exempt and harmless from any damage or from the use of the Premises by the lessee,  or from the failure of the Lessee to keep the Premises in good  condition and repair,  as herein provided. See revised insurance clause attached.
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ADVERTISE-        16. Lessee will not place or permit to be placed,  in, upon or
MENTS AND         about the  Premises  any unusual or extraordinary  signs,  or
SIGNS             any signs not approved  by the city or other  governing
                  authority. The Lessee will not place, or permit to be placed, upon the Premises, any signs, advertisements, or notices without the written consent of the Lessor first had and obtained, which shall not be unreasonably withheld or delayed.
                  Any sign so placed on the Premises shall be so placed upon the understanding and agreement that the Lessee will remove same at the termination of the tenancy herein created and repair any damage or injury to the Premises caused thereby, and if not so removed by Lessee then Lessor may have same so removed at Lessee's expense.

UTILITIES         17. Lessee shall pay for all water, gas, heat,  light,  power, telephone service and all other service supplied to the Premises. If the premises are not served by a separate water meter, the Lessee shall pay to the Lessor 100 percent of the water bill for the Premises.

ATTORNEY'S        18. In case suit shall be brought for the possession of the
FEES              Premises, for the recovery of any sum due hereunder,  or
                  because of the breach of any other covenant herein, the losing
                  party  shall  pay  to  the   prevailing   party  a  reasonable
                  attorney's fee, which shall be deemed to have accrued on the commencement of such action and shall be enforceable whether or not such action is prosecuted to judgement.

DEFAULT 19. In the event of any failure by Lessee to pay rent within 5 days after receipt of notice from Lessor that such sum is due, or any failure by Lessee to perform any other obligation on its part to be performed within 15 days after receipt of written notice form Lessor (or if the failure is not capable of cure within 15 days, Lessee shall not be in default hereunder if Lessee commences the cure within the 15 day period and thereafter prosecutes the cure to completion), or an abandonment of the property by Lessee coupled with Lessee's failure to pay rent hereunder, the Lessor has the option of 1) removing all persons and property from the Premises and repossessing the Premises in which case any of the Lessee's property which the Lessor removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of the Lessee, or 2) allowing the Lessee to remain in full possession and control of the Premises. If the lessor chooses to repossess the Premises, the lease will automatically terminate in accordance with provisions of the California Civil Code, Section 1951.2. In the event of such termination of the Lease, the Lessor may recover from the
                  Lessee: 1) the worth at the time of award of the unpaid rent which had been earned at the time of termination including interest at 7% per annum; 2) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided including interest at 7% per annum; 3) the worth at the time of such rental loss that the Lessee proves could be reasonably avoided; and 4) any other amount necessary to compensate the Lessor for all the detriment proximately caused by the Lessee's failure to perform his obligations under the Lease or which in the ordinary course of things would be likely to result therefrom. If the Lessor chooses not to repossess the Premises, but allows the Lessee to remain in full possession and control of the Premises, then in accordance with provisions of the California Civil Code,
                  Section 1951.4, the Lessor may treat the Lease as being in full force and effect, and may collect from the Lessee all rents as they become due through the termination date of the lease as specified in the a) Acts of maintenance or preservation or efforts to relet the property, b) the appointment of a receiver on the initiative of the Lessor to protect his interest under this Lease.

LATE              20. Lessee  hereby  acknowledges  that late payment by Lessee
CHARGES           to Lessor of rent and other sums due hereunder  will cause
                  Lessor to incur  costs not  contemplated  by this  lease,  the exact  amount of which will be  extremely  difficult to impose the Lessor by the terms of any mortgage or trust deed covering the Premises.  Accordingly,  if any installment of rent or any other sum due from  Lessee  shall not be received by Lessor or
                  Lessor's designee within five (5) days after such amount shall be due,  Lessee shall pay to Lessor a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that  such  late  charge  represents  a  fair  and  reasonable estimate  of the cost  Lessor  will  incur by  reason  of late payment by Lessee.  Acceptance  of such late  charge by Lessor shall in no event constitute a waiver of Lessee's default with respect  to such  overdue  amount,  nor  prevent  Lessor  from exercising  any of  the  other  rights  and  remedies  granted hereunder.
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SURRENDER         21. The  voluntary or other surrender of this Lease by Lessee,
OF LEASE          or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all of any existing subleases or subtenancies, or may, at the opinion of Lessor, operate as an assignment to him of any of all such subleases or subtenancies.

TAXES 22. The Lessee shall be liable for all taxes levied against personal property and trade or business fixtures. The Lessee also agrees to pay, as an additional rental, during the term of this Lessee and any extension thereof, all real estate taxes plus the yearly installments of any special assessments which are of record or which may become of record during the term of this lease. If said taxes and assessments are assessed against the entire building and building site, and this Lease does not cover the entire building or building site, the taxes and assessment installments allocated to the Premises shall be pro-rated on a square footage or other equitable basis. It is understood and agreed that the Lessee's obligation under this paragraph will be pro-rated to reflect the commencement and termination dates of this Lease.

NOTICES 23. All notices to be given to Lessee may be given in writing personally or by depositing the same in the United States mail, postage prepaid, and address to Lessee at the said premises, whether or not Lessee has departed from, abandoned or vacated the Premises.

ENTRY BY          24. Lessee shall permit Lessor and his agents to enter into
LESSOR            and upon the Premises at all reasonable times upon  reasonable prior notice for the purpose of inspecting the same or for the purpose of maintaining the building in which the Premises are situated, or for the purpose of making repairs, alterations or additions to any other portion of said building, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required without any rebate of rent and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned; and shall permit Lessor and his agents, at any time within ninety days prior the expiration of this Lease, to place upon the Premises any usual or ordinary "For Sale" or "To Lease" signs and exhibit the Premises to prospective tenants at reasonable hours. Lessor's exercised of the forgoing rights shall not materially increase Lessee's obligations or diminish Lessee's rights under this lease.

DESTRUCTION       25. In the event of a partial destruction of the Premises
OF PREMISES       during the said term from any cause, except earthquake, Lessor shall forthwith repair the same,  provided such repairs can be made within one hundred  eighty  (180) days under the laws and
                  regulations   of   State,   Federal,   County   or   Municipal
                  authorities, but such partial destruction shall in no way annul or void this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carded on by Lessee in the Premises. If such repairs cannot be made within one hundred eighty (180) days, Lessor may, at his opinion, make same within a reasonable time, this Lease continuing in full force and effect and the rent to be proportionately reduced as aforesaid in this paragraph provided. In the event that Lessor does not elect to make such repairs which cannot be made within one hundred eighty (180) days, or such repairs cannot be made under such laws and regulations, this Lease may be terminated at the option of either party. In respect to any partial destruction which Lessor is obligated to repair may elect to repair under the terms of this paragraph, the provisions of Section 1932, Subdivision 2, and of Section 1993, Subdivision 4, of the
                  Civil Code of the State of California are waived by Lessee. In the event that the building in which the Premise may be situated by the extent of no less than 33 1/3% of the replacement cost thereof, Lessor may elect to terminate this Lease, whether the Premises is injured or not. A totally destruction of the building in which the Premises may be situated shall terminate this Lease. In the event of any dispute between Lessor and Lessee relative to the previsions of this paragraph, they shall each elect and arbitrator, the two arbitrators so selected shall select a third arbitrator and the three arbitrators so selected shall hear and determine the controversy and there decision thereon shall be final and binding upon both Lessor and Lessee, who shall bear the cost of such arbitration equally between them. Lessee has the right to terminate if the damage or destruction occurs during the last 12 months of the term or if Lessor fails to complete repairs or reconstruction within 180 days after the date of damage or destruction.

ASSIGNMENT        26. The Lessee shall not assign, transfer, or hypothecate the leasehold estate under the Lease, or any

AND SUBLET-       interest  therein,  and shall not sublet the Premises,  or any
ING               part thereof, or any right of privilege appurtenant  thereto, or  suffer  any  other  person  or entity to occupy or use the
                  Premises,  or any portion thereof,  without, in each case, the prior consent of the Lessor. Lessor agrees to not unreasonably withold or delay  consent to sublet or assign.  As a condition for  granting  its  consent to any  subletting  the Lessor may require  the  Lessee  to  agree  to  pay  to  the  Lessor,  as additional rental 50% of all rents after expenses, received by the Lessee from its Sublessee which are in excess of the mount payable  to the  Lessee to the  Lessor  hereunder.  The Lessee shall, by thirty (30) days written  notice,  advise the Lessor of its intent to sublet the  Premises or any  portion  thereof for any part of the term  hereof.  Within  fifteen  (15)  days after  receipt of Lessee's  notice,  Lessor  shall either give approval  to Lessee to sublease  the  portion of the  Premises described in Lessee's  notice,  or Lessor shall terminate this
                  Lease as to the portion of the Premises  described in Lessee's notice on the day specified in Lessee's  notice.  If, however,
                  Lessor  elects to  terminate  Lessee shall have the right upon five (5) days  notice to Lessor to  recind  it's  request  for consent,  in which case this Lease shall  remain in full force and effect.  If Lessee  intends to sublet the entire  Premises and Lessor elects to terminate this Lease, this Lease shall be terminated on the date specified in the Lessee's  notice.  If, however,  this Lease shall terminate pursuant to the foregoing with  respect  to less than all the  Premises,  the  rent,  as defined  and  reserved  herein  above  shall be  adjusted on a prorata basis to the number of square feet retained by Lessee, and this Lease as so amended shall  continue in full force and effect.  If the Lessor  approves a subletting,  the Lessee may sublet  immediately  after  receipt  of the  Lessor's  written approval.  In the event Lessee is allowed to assign,  transfer or  sublet  the  whole or any part of the  Premises,  with the prior  consent  of the  Lessor,  no  assignee,  transferee  or sublessee shall assign or transfer this Lease, either in whole or in part,  or sublet the whole or any part of the  Premises, without also having  obtained the prior written consent of the
                  Lessor.  A  consent  of Lessor  to one  assignment,  transfer, hypothecation,  subletting,  occupation  of use  by any  other person shall not release Lessee from any Lessee's  obligations hereunder  or be  deemed  to be a  consent  to any  subsequent similar of  dissimilar  assignment,  transfer,  hypothecation, subletting,  occupation or use by any other  person.  Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall  constitute a breach of this Lease by Lessee and  shall,  at the  opinion of
                  Lessor  exercised by written notice to Lessee,  terminate this
                  Lease.  The  leasehold  estate under this Lease shall not, nor shall any interest  therein,  be  assignable of any purpose by operation of law without the written  consent of Lessor.  As a condition to its consent, Lessor may require Lessee to pay all expense in connection  with the  assignment not to exceed five thousand dollars ($50,00) per request,  and Lessor may require
                  Lessee's   assignee  or  transferee  (or  other  assignees  of
                  transferees)to assume in writing all of the obligations under this Lease.

CONDEM- 27.       If any part of the Premises  shall be taken for any public or
NATION            quasi-public use,  under any  statute or by right of eminent domain or private purchase in lieu thereof, and a part thereof remains which is  susceptible  of occupation  hereunder,  this
                  Lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor or  purchaser,  and the rent payable  hereunder  shall be adjusted so that the Lessee shall be  required  to pay for the  remainder  of the term only such portion of such rent as the value of the part remaining  after such taking bears to the value of the entire Premises prior to such taking; but in such event Lessor shall have the potion to terminate  this  Lease as of the day when title to the part so taken  vests  in the  condemnor  or  purchaser.  If all of the
                  Premises,  or such part thereof to be taken so that there does not remain a portion  susceptible  for  occupation  hereunder, this Lease shall be thereupon terminated. If a part or all the
                  Premises be taken, all  compensation  awarded upon such taking shall go to the Lessor and the Lessee shall be entitled to any separate  award made by the  condemning  authority  for moving
                  costs,   relocation   expenses,   loss  of  good   will,   and
                  improvements paid for by Lessee.

EFFECT OF         28. The term "Lessor" as used in this Lease, means only the
CONVEYANCE        owner for the time being of the land and building  containing the Premises, so that, in the event of any sale of said land or building, or in the event of lease of said building, the Lessor shall be and hereby is entirely free and relieved of all covenants and obligations of the Lessor hereunder, and it shall be deemed and construed, without further agreement between the parties and the purchaser at any such sale, or the Lessee of the building, that the purchaser or Lessee of the building has assumed and agreed to carry out any and all covenants and obligations of the Lessor hereunder. If any security be given by the Lessee to secure the faithful performance of all or any of the covenants of this Lease on the part of the Lessee, the Lessor shall transfer and deliver the security, as such, to the purchaser at any such sale or the lessee of the building, and thereupon the Lessor shall be discharged from any further liability in reference thereto.

SUBORDI-          29.  Lessee  agrees that this Lease may, at the opinion of
NATION            Lessor,  be subject and  subordinate  to any mortgage,
                  deed of trust or other  instrument of security  which has been or shall be  placed  on the land  and  building  of which  the
                  Premises form a part,  and this  subordination  is hereby made effective without any further act of Lessee. The Lessee shall, at any time hereinafter,  on demand,  execute any instruments, releases,  or  other  documents  that  may  be  required  by a mortgagee, mortgagor, or trustor or beneficiary under any deed of trust for the purpose of subjecting and subordinating  this
                  Lease to the lien of any such  mortgage,  deed of trust or any other instrument of security, and the failure of the Lessee to execute any such  instruments,  releases or  documents,  shall constitute  default hereunder.  Any subordination  pursuant to this section  shall not be effective  unless the holder of any such  instrument  executes  a  nondisturbance  and  attornment
                  agreement   allowing  the  Lessee  to  continue  enjoying  the
                  tennancy without interruption or obstruction.  Notwithstanding anything to the contrary  contained in this Lease, by no later than the  commencement  date hereof,  Lessor shall obtain from any  existing  lenders  or ground  lessors  of the  Premises a written agreement in form reasonably  satisfactory to Lessee's providing for  recognition of Lessee's  interest or under this
                  Lease in the event of a foreclosure  of the lender's  security interest or  termination  of the ground lease.  Further,  as a condition to Lessee's  obligation to subordinate its leasehold interest to a any future ground lease or instrument  security,
                  Lessor shall obtain from any such ground  landlords or lenders
                  a   written   recognition   agreement   in   form   reasonably
                  satisfactory  to  Lessee  providing  that  Lessee's  rights of
                  occupancy   shall  no  be  disturbed  in  the  event  of  such
                  termination or foreclosure, Lessee shall receive all of the services, provided for under this Lease.

WAIVER 30. The waiver by Lessor of any branch of any term, covenant or condition, herein contained shall be deemed to be a waiver of such a term, covenant or condition of any subsequent breech of the same or any other term, covenant of condition therein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee by any term, covenant or condition of this Lease, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

HOLDING           31. Any holding  over after the  expiration  of the said term,
OVER              with the consent of Lessor, shall be construed to be a tenancy from month to month, at a rental to be negotiated by Lessor and Lessee prior to the expiration of said term, and shall otherwise be on the terms and conditions herein specified, so far applicable.

SUCCESSORS        32. The covenants and conditions  herein contained shall,
AND ASSIGNS       subject to the  provisions  as to  assignment,  apply to and bind the  heirs,  successors,  executors,  administrators  and assigns  for all of all  the  parties  hereto;  and all of the
                  parties   hereto  shall  be  jointly  and   severally   liable
                  hereunder.

TIME              33. Time is of the essence of this Lease.

MARGINAL          34. The marginal headings or title to the paragraphs of this
CAPTIONS          Lease are not a part of this Lease and shall have no effect upon the construction and  interpretation of any part thereof.
                  This instrument contains all of the agreements and conditions made between the parties hereto and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties hereto in there respective successors in interest.

         Paragraphs 35, 36, and Memorandum of Understanding are hereby made a part of this Lease.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY WHO WILL REVIEW THE DOCUMENT AND ASSIST YOU TO DETERMINE WHETHER YOUR LEGAL RIGHTS ARE ADEQUATELY

PROTECTED RENAULT & HANDLEY IS NOT AUTHORIZED TO GIVE LEGAL AND TAX ADVICE. NO REPRESENTATION OR RECOMMENDATION IS MADE BY RENAULT & HANDLEY OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS DOCUMENT OR ANY TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY WITH EHOM YOU SHOULD CONSULT BEFORE SIGNING THIS DOCUMENT.

     IN WITNESS WHEREOF, Lessor and Lessee have executed there presents, the day and year first written above.

              LESSOR                                             LESSEE
     Kifer Investment Co.                                 Cobalt Networks, Inc.

     By                                              By              /s/ xxx
             -------------------------------                 ------------------

     Printed                                         Printed        Gary Martell
             -------------------------------                 ------------------

     Date                                            Date           10/25/99
             -------------------------------                 ------------------

                              ADDITIONAL PARAGRAPH

         The additional paragraphs are hereby made a part of that certain Lease dated September 28, 1999 by and between Kifer Investment Co., Lessor and Cobalt Networks, Inc., Lessee covering the Premises at 515 Ellis Street, Mountain View, California.

   35. Lessor grants to Lessee the option of renewing this Lease for one (1) additional 2 year term commencing on the termination day of the Lease. The option period shall be governed by all the same terms and conditions as contained in the original Lease excepting the monthly rental which shall be then fair market for comparable office/R&D buildings in the Ellis/Middlefield area. Lessor and Lessee shall reasonably negotiate fair market value for a period of thirty (30) days. If at the end of the thirty; (30) day period, Lessor and Lessee have not agreed upon Fair Market rental value, Lessee shall have the right to rescind it's exercised options. In no event however, shall the monthly rental for the option period be less than $79,081.30. In order to exercise this option, Lessee must give Lessor six (6) months written notice prior to the termination of the original term.

   36. Lessor will hold Lessee harmless from and against all costs of response, corrective action, remedial action, claims, demands, losses and liabilities arising from any pre-existing environmental contamination which may have occurred prior to the Lessee taking possession of the Premises.

Lessee will only be responsible for contamination of the Premises of the soils or ground water thereon or thereunder in violation of Hazardous Materials Law, that is caused by Lessee or Lessee's agents, contractors or invitees during the term as may be extended. All hazardous materials and toxic wastes that Lessee brings on the Premises shall be stored according to Hazardous Materials' Law.

All hazardous materials and toxic wastes that Lessee brings on the site shall be stored according to all local, sate and national regulations. Hazardous materials shall be defined as those substances that are recognized as posing a risk of injury to health or safety by the Santa Clare Fire Department, the Santa Clara Health Department, the Regional Water Quality Control Board, the State of California or Federal Government.

For the purpose of this Lease, "Hazardous Materials Law" shall meant all local, state, and federal laws, shames, ordinances, rules, regulations, judgements, injunctions, stipulations, decrees, orders, permits, approval, treaties or protocols now of hereafter enacted, issued of promulgated by any government authority which relate to any Hazardous Materials of the use, handling, transportation, production, disposal, discharge, release, emission, sale or storage of, or the exposure of any person to, a Hazardous Material.

                           MEMORANDUM OF UNDERSTANDING

Parties:          Cobalt Networks, Incorporated    Kifer Investment Co.

Date:             September 28, 1999

RE: That certain Lease dated September 28, 1999 by and between Renault & Handley, Kifer Investment Co., Lessor and Cobalt Networks, Inc., Lessee for and approximate 29,842 square foot industrial building commonly know as 515 Ellis Street, Mountain View, California.

It is agreed as follows:

Lessor to deliver the building in good Working condition, as follows:

         A) Electrical Wiring to be Compliant

         B) Building Seams at Column lines C9 and B9 to be Sealed. C) Exterior building lighting to be working properly.

         D) Lessor understands that the Existing Category Five (CAT 5) wiring, voice/data lines are part of the structure and will remain with the building during Cobalt's occupancy. Lessor to make its best effort to have Connect, Inc. tag end to end the CAT 5 wiring, voice/data lines and leave them in operable condition. Further, Lessee shall have the right to sever and access the two (2) eight inch cable conduits that run along the back roof line of the property.

Lessor understands and has approved Lessee's tenant improvement plans to demise the premises and Sublease a portion of the building, per the attached "Exhibit A".

Lessor agrees that Lessee shall have full and unrestricted access to the Property for 31 days prior to lease commencement for the purpose of equipment installation and fixturing the Property for Lessee's use. Said early access shall be extended rent free to Lessee, but in all other respects shall be governed by the terms of this lease including the payment of utilities and insurance costs.

Lessor as part of the consideration for the execution of this Lease, power-wash the exterior or the Premises, clean up the landscape area and repair damaged asphalt in the parking lot. Lessee is entitled to all parking designated for the Property.

Notwithstanding anything to the contrary contained in par 10 of the above Lease, Lessor shall be responsible for landscaping and parking lot maintenance, including resealing and restriping the parking areas when needed. Lessor shall also be responsible for the maintenance of the roofing fabric including the clearing of drains, resealing of penetrations when necessary and all service calls due to water leaks. Lessor shall also pay for a service which will provide monthly HVAC inspections and maintenance. Lessee shall be responsible, for all HVAC repair as specific in par 10 of the Lease. Lessee agrees to pay to Lessor for this common area maintenance (CAM) the sum of 930.00/mo. Which sum shall be payable with the monthly rental amount.

READ & AGREED:

Kifer Investment Co.                                  Cobalt Networks, Inc.
By                                                    By       /s/ xxx
     -------------------------------                       --------------

Date -------------------------------                  Date    10/28/99
                                                            --------------

                            REVISED INSURANCE CLAUSE

This Lease Clause replaces the Insurance Clause (11.) in the Renault & Handley Net Lease Form

11. Lessee shall not use, or permit on the Premises, or any part thereof, to be used, for any purpose other than that for which the Premises are hereby Leased; and no use shall be made or permitted to be made on the Premises nor acts done, which will cause a cancellation of any insurance policy coveting the said building, or any part thereof, or shall Lessee sell or permit to keep, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Lessee shall, at his whole cost and expense, comply with any and all requirements, pertaining to the Premises, of any insurance organization of company, necessary for the maintenance of reasonable fire and public liability insurance, coveting said building and appurtenances.

11.1 Lessee shall, at its expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessee, Lessor, and any third parties named by Lessor which may include only Lessor's lender and property manager, if any, against any liability arising out of the condition, use, occupancy or maintenance of the Premises. Such insurance shall have a combined single limit for both bodily injury and property damage in an amount no less than One Million and No/100ths Dollars ($1,000,000.00). The limits of said insurance shall not limit the liability of Lessee hereunder.

11.2 Lessee shall, at its expense, keep in force during the term of this Lease, a policy of fire and property damage insurance in an "all risk" with a sprinkler leakage endorsement, insuring Lessee's inventory, fixtures, equipment and personal property within the Premises for the full replacement value thereof.

11.3 Lessor shall maintain a policy or policies of fire a property damage insurance in an "all risk" form, with sprinkler and, at the option of Lessor, earthquake endorsements, coveting loss or damage of the building, including Lessee's leasehold improvements installed with the written consent of the Lessor at 100% full replacement value with such additional coverage as Lessor deems advisable.

11.4 Lessee shall pay to Lessor as an additional rent, during the term thereof, within twenty (20) days after receipt of an invoice therefore, 100 percent of the premiums for any insurance obtained by Lessor pursuant to 11.3 above. Lessor may obtain such insurance for the Building separately, or together with other buildings and improvements which Lessor elects to insure together under blanket policies of insurance. In such case Lessee shall be liable for only such portion of the premium for such blanket policies as are allocable to the Premises. It is understood and agreed that Lessee's obligation under this paragraph shall be prorated to reflect the Commencement Date and Expiration Date of the Lease.

11.5 Lessee and Lessor hereby waiver any and all rights of recovery against the other, or against the officers, directors, employees, partners; agents and representative of the other, for loss or damage to the property of the waiving party or the property of others under its control, to the extent such loss or damage is insured against any under insurance policy carried by Lessor or Lessee hereunder. Each party shall notify their respective insurance carriers of this waiver.

                                      (Map)

                                  COBALT SCHEME

Thank you for choosing to do business with us. This Agreement has the purpose of licensing the right to (i) incorporate the RSA Software into your product and
(ii) use and/or distribute to and users the RSA Software solely as incorporated into such products. In return, You agree to pay RSA the license fees described in this agreement for its attachments) which are typically comprised of an initial payment of license fees, plus on-going per unit license fees, but, alternatively, may consist of annual license fee amounts or other arrangement as described in this Agreement. This license is for object code only. Maintenance and support for the RSA Software licensed, if elected, is under separate terms and conditions. This License Agreement is to be construed and interpreted in accordance with this general purpose, though any conflict between this general purpose and the express terms found in this License Agreement shall be resolved in favor of the express terms.

Enterprise Name ("You"): Cobalt Networks, Inc.  Jurisdiction of Incorporation:DE
                         ---------------------                                --
Street Address: 555 Ellis Street
                ----------------------------------------------------------------
City: Mountain View                                   State & Zip Code: CA 94043
      --------------------------------------------------------------------------
Enterprise Legal Contact (Name & Title) : Richard Finlayson, Director of
                                          --------------------------------------
Business Development
--------------------------------------------------------------------------------

Agreement Number: 0999-COB-0-OEM-1
                 ---------------------------------------------------------------

This LICENSE AGREEMENT (the "Agreement"), effective as of the later date of execution ("Effective Date"), is entered into by and between RSA Data Security, Inc. a Delaware corporation ("RSA"), having a principal address et 2955 Campus Drive, Suite 400, San Mateo, CA 94403-2507, and the Enterprise identified above

                                  1 DEFINITIONS

The following terms when used in this Agreement shall have the following meanings:

1.1 "LICENSED PRODUCT(S) " means one or more of Your products or product groups identified in the attached "Product and License Fee Exhibit" which has been or will be developed by You and which incorporates in any manner any portion of the RSA Software. a Licensed Product (i) must represent a significant functional and value enhancement to the RSA Software such that the primary reason to license such Licensed Product is other than the right to receive a license to the functionality of the RSA Software included in the Licensed Product, (ii) shall not expose or, directly or indirectly, pass through any APIs, and (iii) shall not be a security add-on or "bolt-on," the primary purpose of which is providing security to a third party's product.

1.2 "DISTRIBUTOR" means a dealer or distributor in the business of reselling or relicensing Licensed Products to End User Customers, directly or through one or more Distributors, by virtue of authority granted by You. Licensed Products resold by a Distributor shall bear Your trademarks and service marks and shall not be privately labeled by such Distributor or other parties. a Distributor shall have no right to add to or modify any part of the Licensed Product.

1.3 "END USER CUSTOMER" means a person or an entity (a third party or Your employees solely for their internal business purposes) receiving RSA Software as part or a Licensed Product from You or a Distributor for their personal or internal use and primarily not for resale, redistribution or other transfer of such Licensed Product to any other person or entity,

1.4 "RSA SOFTWARE" means RSA's proprietary software identified on the attached "Product and License Fee Exhibit" (and including only these algorithms listed therewith), as further described in the User Manual(s) associated therewith.

1.5 "TERRITORY" means worldwide, subject to Section 11.6.

1.6 "UPDATES" means any new version of the RSA Software designated by a progressing of the release number (either right or left of the decimal point) following the version initially shipped hereunder.

1.7 "USER MANUAL" means the most current version of the user manual and/or reference manual customarily supplied by RSA to entities who license the RSA Software.

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